
{MARKETING NAME}                         PLEASE MAKE CHECK PAYABLE TO:
                                         PROTECTIVE LIFE INSURANCE COMPANY
                                         P.O. BOX 10648 BIRMINGHAM, AL 35202-0648



                                         Home Office:
                                         28 White Bridge Road #104   Nashville,
ANNUITY APPLICATION                      Tennessee 37205
--------------------------------------------------------------------------------------------------------------
OWNER   NAME, STREET, CITY, STATE, ZIP CODE                Phone Number (   )    -

                                                           - Male      Birthdate (MO./DAY/YR.)      /    /

                                                           - Female    Tax ID/Social Security No.   --   --
--------------------------------------------------------------------------------------------------------------
JOINT OWNER (IF ANY) NAME, STREET, CITY, STATE, ZIP CODE

                                                           - Male      Birthdate (MO./DAY/YR.)      /    /

                                                           - Female    Tax ID/Social Security No.   --   --
--------------------------------------------------------------------------------------------------------------
ANNUITANT (IF OTHER THAN OWNER) NAME, STREET, CITY, STATE, ZIP CODE

                                                           - Male      Birthdate (MO./DAY/YR.)      /    /

                                                           - Female    Tax ID/Social Security No.   --   --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
BENEFICIARY  NAME, ADDRESS, RELATIONSHIP TO OWNER, SS# & PERCENTAGE (USE
`SPECIAL REMARKS' IF ADDITIONAL SPACE IS NEEDED.)

Primary(s) -


Contingent(s) -


--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
PLAN TYPE - Check all that apply.
-  Non-Qualified                   -  Roth IRA*             If an IRA purchase payment includes new
-  CD Transfer                                              contributions, please complete below:
-  Sec. 1035 Exchange              -  IRA Transfer
-  TSA Direct Rollover             -  IRA Rollover          Allocate IRA Contribution to Tax Year
-                                  -  IRA Direct Rollover   $           (AMOUNT)         (PREVIOUS TAX YEAR)
   -------------------                                        ----------        --------
   (other)                                                  $           (AMOUNT)         (CURRENT TAX YEAR)
                                                              ----------        --------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
BENEFIT PACKAGE - Check only one.  (SEE PROSPECTUS FOR DETAILS.)
 - STANDARD (MORTALITY AND EXPENSE RISK CHARGE = 0.60%; ADMINISTRATIVE CHARGE =
   0.10%.)
   Death Benefit - Return of Purchase Payments

 - ANNUAL RESET DEATH BENEFIT (MORTALITY AND EXPENSE RISK CHARGE = 0.75%
   ADMINISTRATIVE CHARGE = 0.10%.)
   Death Benefit - Return of Purchase Payments, Annual Reset
   Terminal Illness or Nursing Home Benefit - Return of Purchase Payments

 - COMPOUND AND 3-YEAR RESET DEATH BENEFIT (MORTALITY AND EXPENSE RISK CHARGE =
   0.75%; ADMINISTRATIVE CHARGE = 0.10%.)
   Death Benefit - Return of Purchase Payments, Compound, 3-Year Reset
   Terminal Illness or Nursing Home Benefit - Return of Purchase Payments
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

       VARIABLE ANNUITY CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY ANY BANK OR FINANCIAL
       INSTITUTION.  IT IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
       AGENCY AND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


--------------------------------------------------------------------------------------------------------------
-  DOLLAR COST AVERAGING
Please transfer my initial allocation on the       day of the month (1ST -
                                             -----
28TH) from the account(s) below into the Allocation Options indicated on the previous page in the column headed `DCA DESTINATION ALLOCATION'.

-  DCA Fixed Account 1 for       months (1 - 6 MONTHS) or for       quarters  (1 - 2 QUARTERS).
                           -----                              -----
-  DCA Fixed Account 2 for       months (7 - 12 MONTHS) or for      quarters  (3 - 4 QUARTERS).
                           -----                              -----
-                                for       months (NO LIMIT) or for       quarters  (NO LIMIT).
   ------------------------------    -----                          -----
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
- AUTOMATIC PURCHASE PAYMENT PLAN
A minimum initial Purchase Payment of $5,000 for non-qualified contracts and $2,000 for qualified contracts is required, after which Automatic Purchase Payments may begin. Use the column headed `SUBSEQUENT PURCHASE PAYMENT
ALLOCATION' to allocate Automatic Purchase Payments. If Automatic Purchase Payments are made, Partial Automatic
Withdrawals cannot be selected. PLEASE ATTACH A VOIDED CHECK OR WITHDRAWAL TICKET.

I authorize Protective Life to collect $             (MINIMUM $100) - monthly
                                         -----------
- quarterly on the        day of the month (1ST - 28TH) by initiating automatic
                    -----
deductions from my account.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
- PARTIAL AUTOMATIC WITHDRAWAL PLAN
A minimum Purchase Payment of $5,000 is required to begin surrenders through Partial Automatic Withdrawals. If
Partial Automatic Withdrawals are made, Automatic Purchase Payments will not be accepted by the Company. The minimum surrender as a Partial Automatic Withdrawal is $100. Partial Automatic Withdrawals will be taken pro-rata from the Allocations Options and will be made only by an electronic fund transfer. PLEASE ATTACH A VOIDED CHECK OR
WITHDRAWAL TICKET.

Please withdraw $         - monthly- quarterly on the       day of the month
                 --------                              -----
(1ST - 28TH). YOU MAY CHANGE YOUR ELECTION AT ANY TIME.)

             NOTICE OF WITHHOLDING ON DISTRIBUTIONS OR WITHDRAWALS
                         (FORM W-4P 10MB NO. 1545.0145)

The distributions you receive from the above policy are subject to Federal Income Tax withholding unless you elect not to have withholding apply. You may elect not to have withholding apply to your distribution payments by checking the appropriate box below. IF YOU DO NOT RESPOND BY THE DATE YOUR DISTRIBUTION IS SCHEDULED TO BE MADE,
FEDERAL INCOME TAX WILL BE WITHHELD FROM THE TAXABLE PORTION OF YOUR DISTRIBUTION. If you elect not to have withholding apply to your distribution payments, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                              WITHHOLDING ELECTION

- I have read the above information and I DO NOT want to have Federal Income Tax, where applicable, withheld from my distribution.

- I have read the above information and I DO want to have Federal Income Tax withheld from my distribution.

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
- PORTFOLIO REBALANCING
Please rebalance my Variable Account- quarterly- semi-annually- annually on the       day of the month (1st - 28th)
according to my current Variable Account Purchase Payment allocation.          -------


TOTAL PURCHASE PAYMENT: $              (MINIMUM $5,000 NON-QUALIFIED, $2,000 QUALIFIED) Unless you give us
                         --------------
instructions for allocating subsequent Purchase Payments either now, by completing column 2, or at the time the subsequent Purchase Payment is made, we will use the allocation specified in column 3 if completed, and if not, the allocation in column 1. (PLEASE ALLOCATE USING WHOLE PERCENTAGES.)
1. INITIAL PURCHASE                                                  2. SUBSEQUENT PURCHASE       3. DCA DESTINATION
PAYMENT ALLOCATION                                                      PAYMENT ALLOCATION           ALLOCATION
-------------------                                                     ------------------           ----------
                      PROTECTIVE LIFE GUARANTEED ACCOUNT*
            %              Fixed Account                                             %                       %
   ---------                                                                ---------               ---------
            %              DCA Fixed Account 1                                N/A                     N/A
   ---------
            %              DCA Fixed Account 2                                N/A                     N/A
   ---------
                      GOLDMAN SACHS / PIC
            %              International Equity                                      %                       %
   ---------                                                                ---------               ---------
            %              Small Cap Value                                           %                       %
   ---------                                                                ---------               ---------
            %              Capital Growth                                            %                       %
   ---------                                                                ---------               ---------
            %              CORE U.S. Equity                                          %                       %
   ---------                                                                ---------               ---------
            %              Growth and Income                                         %                       %
   ---------                                                                ---------               ---------
            %              Global Income                                             %                       %
   ---------                                                                ---------               ---------
                      MASSACHUSETTS FINANCIAL SERVICES (MFS)
            %              New Discovery                                             %                       %
   ---------                                                                ---------               ---------
            %              Emerging Growth                                           %                       %
   ---------                                                                ---------               ---------
            %              Research                                                  %                       %
   ---------                                                                ---------               ---------
            %              Growth With Income                                        %                       %
   ---------                                                                ---------               ---------
            %              Utilities                                                 %                       $
   ---------                                                                ---------               ---------
            %              Total Return                                              %                       %
   ---------                                                                ---------               ---------
                       OPPENHEIMERFUNDS
            %              Aggressive Growth                                         %                       %
   ---------                                                                ---------               ---------
            %              Global Securities                                         %                       %
   ---------                                                                ---------               ---------
            %              Capital Appreciation                                      %                       %
   ---------                                                                ---------               ---------
            %              Main Street Growth & Income                               %                       %
   ---------                                                                ---------               ---------
            %              High Income                                               %                       %
   ---------                                                                ---------               ---------
            %              Strategic Bond                                            %                       %
   ---------                                                                ---------               ---------
            %              Money Fund                                                %                       %
   ---------                                                                ---------               ---------
                      CALVERT
            %              Social Small Cap Growth                                   %                       %
   ---------                                                                ---------               ---------
            %              Social Balanced                                           %                       %
   ---------                                                                ---------               ---------
                      VAN ECK
            %              Worldwide Hard Assets                                     %                       %
   ---------                                                                ---------               ---------
            %              Worldwide Real Estate                                     %                       %
   ---------                                                                ---------               ---------
                      MODEL PORTFOLIOS
            %              Growth                                                    %                       %
   ---------                                                                ---------               ---------
            %              Balanced                                                  %                       %
   ---------                                                                ---------               ---------
            %              Capital Appreciation                                      %                       %
   ---------                                                                ---------               ---------

         100%     TOTAL                                                           100%                    100%

      *60 day Rate Lock elected for all accounts in the Guaranteed Account            - Yes        - No

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
SPECIAL REMARKS




--------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
AUTHORIZATION AND ACKNOWLEDGEMENT                                          Each Owner and Annuitant acknowledges the following:

I have received a current prospectus.                                                                             Yes -   No -
The information contained in this application is true and correct.                                                Yes -   No -
My telephone and other non-written instructions should be honored, subject to the terms of the prospectus.        Yes -   No -
The Agent who signs this application is authorized to make transfers on my behalf.                                Yes -   No -
I have purchased other annuities from Protective Life this calender year.                                         Yes -   No -

Does this annuity change or replace any existing annuity contract or life insurance policy?
If 'Yes' please complete below: (USE 'SPECIAL REMARKS' IF ADDITIONAL SPACE IS NEEDED.)                            Yes -   No -

Company Name(s):                                                        Policy Number(s):
                ---------------------------------------------------                       -------------------------------
                ---------------------------------------------------                       -------------------------------

                                 THIS APPLICATION SHALL BECOME PART OF THE ANNUITY CONTRACT
                                                ISSUED BY PROTECTIVE LIFE.

                         THE CONTRACT VALUE AND ANNUITY INCOME PAYMENTS, WHEN BASED UPON THE INVESTMENT
                                     EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE
                                            NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Application signed at:                                           on
                      ----------------------------------------      ----------------------------------------------------------
                                    (CITY, STATE)                                   (DATE)

Owner:                                                Joint Owner:
      -------------------------------------------     (IF ANY)     -----------------------------------------------------------

Annuitant:                                            Witness:
          ---------------------------------------             ----------------------------------------------------------------
(IF DIFFERANT THAN OWNER)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
AGENT REPORT - The agent acknowledges that to the best of his or her knowledge and belief this annuity  - does  - does not change or replace any existing life insurance or annuity policy.

Agent's signature:                                             Print agent's name:
                  --------------------------------------------                    -----------------------------------------
Agent number:                                                  Broker/Dealer name:
             -------------------------------------------------                    -----------------------------------------
Branch:                                                        Agent phone number:
       -------------------------------------------------------                    -----------------------------------------
Client account number:
                      ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------